EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Cash Technologies, Inc. on Form 10-QSB for the period ended August 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, being, Bruce Korman, Chief Executive Officer of the Company, and Edmund King, Chief Financial Officer of the Company, respectfully, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.


Dated: October 17, 2005


/s/ Bruce Korman                                /s/ Edmund King
--------------------------------                --------------------------------
Chief Executive Officer                         Chief Financial Officer


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 (Section 906), or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Cash Technologies, Inc. and will be retained by Cash Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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